THE SELECT SECTOR SPDR® TRUST

The Consumer Discretionary Select Sector SPDR® Fund

The Consumer Staples Select Sector SPDR® Fund

The Energy Select Sector SPDR® Fund

The Financial Select Sector SPDR® Fund

The Health Care Select Sector SPDR® Fund

The Industrial Select Sector SPDR® Fund

The Materials Select Sector SPDR® Fund

The Real Estate Select Sector SPDR® Fund

The Technology Select Sector SPDR® Fund

The Utilities Select Sector SPDR® Fund

(the “Select Sector SPDR Funds”)

Supplement dated August 24, 2017 to the Statement of Additional Information (“SAI”)

dated January 31, 2017, as supplemented

As of September 5, 2017, the fourth paragraph of the sub-section beginning on page 36 of the SAI entitled “PROCEDURES FOR PURCHASE OF CREATION UNITS”, within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS” is hereby deleted and replaced with the following:

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares of a Select Sector SPDR Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account, in accordance with the terms of the Participant Agreement. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities, in accordance with the terms of the Participant Agreement. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so purchased will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

As of September 5, 2017, the fourth paragraph of the sub-section beginning on page 38 of the SAI entitled “PROCEDURES FOR REDEMPTION OF CREATION UNITS”, within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS” is hereby deleted and replaced with the following:

Deliveries of redemption proceeds generally will be made within two business days.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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